UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 29, 2021

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value of $0.000005 per share	TWTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2021, Twitter, Inc. (“Twitter”) announced that Matthew Derella will resign from his position as the Customers Lead of Twitter, effective as of August 6, 2021. Twitter is grateful to Mr. Derella for his nearly nine years of service and wishes him the best in his future endeavors. Mr. Derella will stay at Twitter through early August to ensure an orderly transition.

Sarah Personette will be appointed to replace Mr. Derella upon the effective date of his resignation. Since October 2018, Ms. Personette has been the Global Vice President of Twitter Client Solutions, leading Twitter’s relationships with top marketers and agencies worldwide. Ms. Personette oversees a team of regional business leaders as well as Twitter’s global teams focused on client partnerships, agencies, resellers, API partners, brand strategy, and creative solutions. Previously Ms. Personette was the Chief Operating Officer of Refinery29, where she oversaw business strategy and development, customer revenue, business marketing, growth marketing and analytics, creative services, and research. Prior, she served as the Vice President of Facebook’s Global Business Marketing team from 2014 through 2017. Prior to rejoining Facebook in 2014, she led Universal McCann Worldwide, Inc.’s agency operations in the United States where, as President of the media agency, she oversaw strategy, analytics, custom content, cross-channel buying and planning, and business development. Before joining Universal McCann in 2013, Ms. Personette built and led Facebook’s Global Agency team from 2011 to 2013. She previously served as Senior Vice President at Starcom Mediavest Group. From February 2016 to January 2021, she served as a corporate director for Build-A-Bear Workshop (BBW), a publicly traded small cap specialty retail company. She is a director of Northwestern University’s Alumnae Board, the Modern Marketing Association (MMA), and All In Together (AIT), which focuses on gender equity and civic integrity.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

Date: June 29, 2021	/s/ Vijaya Gadde
Vijaya Gadde
Chief Legal Officer